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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant To Section 13 Or 15(d) of
                       The Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 19, 2004

                               Comcast Corporation
                            (Exact Name of Registrant
                            as Specified in Charter)

                                  Pennsylvania
                 (State or Other Jurisdiction of Incorporation)

           000-50093                                    27-0000798
   (Commission File Number)              (IRS Employer Identification No.)

             1500 Market Street
              Philadelphia, PA                         19102-2148
  (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code: (215) 665-1700


          (Former Name or Former Address, if Changed Since Last Report)

                         -------------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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     Item 5.02 Departure of Directors or Principal Officers; Election of
     Directors; Appointment of Principal Officers

     On October 19, 2004, the Board of Directors of Comcast Corporation elected Joseph J. Collins to the Board. Mr. Collins has not yet been named to any committee of the Board. There are no arrangements or understandings between Mr. Collins and any other persons pursuant to which Mr. Collins was selected as a director. Mr. Collins has not entered into any transaction with Comcast Corporation that is required to be disclosed under Item 404(a) of Regulation S-K. A copy of the press release announcing the election of Mr. Collins to the Board of Directors is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

   Item 9.01 (c) Exhibits.


          Exhibit
           Number          Description
           ------          -----------
            99.1           Press release dated October 19, 2004.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COMCAST CORPORATION


Date: October 19, 2004               By:       /s/ Arthur R. Block
                                             ----------------------------------
                                             Name:   Arthur R. Block
                                             Title:  Senior Vice President,
                                                     General Counsel &
                                                     Secretary